EXHIBIT 23.1
                         CONSENT OF INDEPENDENT PUBLIC AUDITORS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 22, 1997, included in Seven Seas Petroleum, Inc.'s previously filed Registration Statement on Form 10 dated as of June 29, 1997; and to all references to our Firm included in this registration statement.

                                             /s/ ARTHUR ANDERSEN LLP

Houston, Texas
February 23, 1998